February 8, 1996
           DREYFUS PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND
                       SUPPLEMENT TO PROSPECTUS
                        DATED MARCH 31, 1995
        THE FOLLOWING INFORMATION SUPERSEDES ANY CONTRARY INFORMATION CONTAINED IN THE SECTION OF THE PROSPECTUS ENTITLED "MANAGEMENT OF THE FUND":
        The primary portfolio manager of the Fund is Douglas Gaylor. He has held this position since February 7, 1996 and has been employed by The Dreyfus Corporation since January 1, 1996. From 1993 through 1995, Mr. Gaylor was a Portfolio Manager in the Investment Management and Research group at PNC Bank, and from 1990 to 1993, Mr. Gaylor was a Senior Municipal Investment Officer with Wilmington Trust Company.
105s020896